Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report of Prospect Acquisition Corp. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David A. Minella, Chief Executive Officer and Chairman of the Board of the Company, certify, to the best of my knowledge, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: August 7, 2009		/s/ David A. Minella
	Name:	David A. Minella
	Title:	Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)